UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Items 2.01 below is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 31, 2014 (the “Closing Date”), Diamond Staffing Services, Inc. ("Diamond"), a wholly-owned subsidiary of Corporate Resource Services, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Staff Management Group, LLC, a New Jersey Limited Liability Corporation (“Staff Management”).  Pursuant to the terms of the Agreement, Diamond acquired certain assets and liabilities of Staff Management for $10 million, of which $5 million was paid on the Closing Date and $5 million was paid by the issuance of a promissory note (the "Promissory Note") of 24 monthly installments of $208,333.33 on the first business day of each month beginning in March 2014 through February 2016. The Company guarantees Diamond's obligations related to the Agreement and Promissory Note under a guaranty agreement (the Corporate Guaranty").

Staff Management is engaged in a business that provides temporary employment services and related support services in 10 locations in New Jersey and Pennsylvania, creating synergistic opportunities with the Company's current operations.  In 2013, Staff Management generated approximately $85,000,000 in revenue (unaudited).

The foregoing descriptions of the Agreement, Promissory Note and the Corporate Guaranty are not complete and are qualified in their respective entireties by reference to the Agreement which is attached to this report on Form 8-K as Exhibit 2.1 and the Promissory Note and Corporate Guaranty are Exhibits A and E, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 2.01 above is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) are not included in this report on Form 8-K. The Company intends to file these financial statements by an amendment within the time permitted by Item 9.01(a).

(b)           Pro forma financial information.

Pro forma financial information required by Item 9.01(b) is not included in this report on Form 8-K. The Company intends to file this pro form financial information by an amendment within the time permitted by Item 9.01(b).

(d)     Exhibits

2.1	Asset Purchase Agreement, dated January 31, 2014, by and between Staff Management Group, LLC and diamond Staffing Services, Inc. d/b/a Corporate Resource Services

99.1	Press Release of Corporate Resource Services, Inc. dated February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina, Sr.
Title	Chief Executive Officer

Date:  February 10, 2014